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                    -----------------------------------------
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                    -----------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                    -----------------------------------------

         Date of Report (Date of earliest event reported): March 6, 2002

                             COMMERCE BANCORP, INC.
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)

                       New Jersey                        22-2433468
             -------------------------------         -------------------
             (State or other jurisdiction of          (I.R.S. Employer
              incorporation or organization)         Identification No.)

                                     1-12069
                                  ------------
                                   (Commission
                                  file number)

             1701 Route 70 East, Cherry Hill, New Jersey 08034-5400
--------------------------------------------------------------------------------
               (Address of Principal Executive Offices) (zip code)

                              C. Edward Jordan, Jr.
                            Executive Vice President
                             COMMERCE BANCORP, INC.
                               1701 Route 70 East
                       Cherry Hill, New Jersey 08034-5400
                       ----------------------------------
                         (Address of executive offices)

                                 (856) 751-9000
          -------------------------------------------------------------
          (Telephone number, including area code, of agent for service)




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ITEM 9. REGULATION FD DISCLOSURE

         Registrant issued the following press release on March 6, 2002.

                                    CONTACTS
                                    --------


  Vernon W. Hill, II          C. Edward Jordan, Jr.         Douglas J. Pauls
 --------------------       ------------------------      ---------------------
 Chairman & President       Executive Vice President      Senior Vice President

                                 (856) 751-9000

For Immediate Release
---------------------

                      COMMERCE BANCORP COMPLETES PRICING OF
                      -------------------------------------

             $175 MILLION OF CONVERTIBLE TRUST PREFERRED SECURITIES
             ------------------------------------------------------

         March 6, 2002 -- Cherry Hill, New Jersey -- Commerce Bancorp, Inc. (NYSE Symbol: CBH) today announced that it had priced an offering of $175 million of convertible trust preferred shares comprised of preferred securities issued by a newly created business trust formed by Commerce Bancorp, and has provided the initial purchasers with a 30-day option to purchase up to an additional $25 million of convertible trust preferred securities. The offering is scheduled to close on March 11, 2002.

         Under the terms of the private offering, the convertible trust preferred securities have a maturity of 30 years, a coupon rate of 5.95%, and each security gives the holder the right to purchase 0.9478 shares of Commerce Bancorp common stock at an effective exercise price of $52.76 per share representing a conversion premium of 27% over the closing price of Commerce Bancorp common stock of $41.54 on March 5, 2002.

         The offering is made pursuant to SEC Rule 144A only to qualified institutional buyers and certain other accredited investors. Commerce intends to file a registration statement with the SEC within 90 days of March 11, 2002 to register the resale of the convertible trust preferred securities and the underlying Commerce Bancorp common stock by the purchasers in the private placement.

         The proceeds of the offering will be used for general corporate purposes, including among other things contributions to the capital of subsidiary banks to fund their growth and operations. A portion of the proceeds may also be used to repay currently outstanding debt.

         The securities offered have not been registered under the Securities Act of 1933 and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act of 1933.
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         Commerce Bancorp, Inc. is a $12.0 billion multi-bank holding company headquartered in Cherry Hill, New Jersey with over 180 full-service banking offices, serving New Jersey, Pennsylvania, Delaware and New York.

Forward-Looking Statements
--------------------------

         The Company may from time to time make written or oral "forward-looking statements", including statements contained in the Company's filings with the Securities and Exchange Commission, in its reports to stockholders and in other communications by the Company, which are made in good faith by the Company pursuant to the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995.

         These forward-looking statements include statements with respect to the Company's beliefs, plans, objectives, goals, expectations, anticipations, estimates and intentions, that are subject to significant risks and uncertainties and are subject to change based on various factors (some of which are beyond the Company's control). The words "may", "could", "should", "would", "believe", "anticipate", "estimate", "expect", "intend", "plan", and similar expressions are intended to identify forward-looking statements. The following factors, among others, could cause the Company's financial performance to differ materially from that expressed in such forward-looking statements: the strength of the United States economy in general and the strength of the local economies in which the company conducts operations; the effects of, and changes in, trade, monetary and fiscal policies, including interest rate policies of the Board of Governors of the Federal Reserve System (the "FRB"); inflation; interest rates, market and monetary fluctuations; the timely development of competitive new products and services by the Company and the acceptance of such products and services by the customers; the willingness of customers to substitute competitors' products and services for the Company's products and services and vice versa; the impact of changes in financial services' laws and regulations (including laws concerning taxes, banking, securities and insurance); technological changes; future acquisitions; the expense savings and revenue enhancements from acquisitions being less than expected; the growth and profitability of the Company's non-interest or fee income being less than expected; unanticipated regulatory or judicial proceedings; changes in consumer spending and saving habits; and the success of the Company at managing the risks involved in the foregoing.

         The Company cautions that the foregoing list of important factors is not exclusive. The Company does not undertake to update any forward-looking statement, whether written or oral, that may be made from time to time by or on behalf of the Company.

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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                Commerce Bancorp, Inc.
                               ------------------------------------------------
                                                (Registrant)



Date: March 6, 2002
                                /s/ C. Edward Jordan, Jr.
                                ------------------------------------------------
                                C. Edward Jordan, Jr., Executive Vice Presidents